Other investments	12 Months Ended
Dec. 31, 2019
Financial assets measured at fair value through other comprehensive income [abstract]
Other investments

18.    Other investments

Accounting policy

On initial recognition of an equity investment that is not held for trading, the Group may make an irrevocable election to present subsequent changes in the investment’s fair value in other comprehensive income. This election is made on an investment-by-investment basis. These investments are subsequently measured at fair value, with dividends recognised in profit or loss unless the dividend clearly represents a recovery of part of the cost of the investment. Other net gains and losses are recognised in OCI and are never reclassified to profit or loss.

The Group holds the following investments measured at fair value through OCI:

Figures in million - SA rand	2019	2018	2017
Rand Mutual Assurance Investment	112.4	67.8	-
Furuya Metals Investment	303.1	-	-
SpinCo Investment	78.2	81.5	-
Generation Mining	33.3	-	-
Other	71.7	6.7	-
Total other investments	598.7	156.0	-

Fair value of other Investments

Other investments consists primarily of other listed investments and other short-term investment products, which are measured at fair value or which carrying amounts approximates fair value. The fair values of non-listed investments included in other investments are determined through valuation techniques that include inputs that are not based on observable market data. Fair value measurements of listed investments are categorised as level 1 under the fair value hierarchy and non-listed investments as level 3.